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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ________________


                                   FORM 8-K


                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 30, 1999

                               UNIT CORPORATION

              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Oklahoma                    1-9260                  73-1283193
(State of Incorporation)   (Commission File Number)       (IRS Employer
                                                        Identification No.)


                      1000 Kensington Tower, Suite 1000
                             Tulsa, Oklahoma 74136

             (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                                 918/493-7700
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               (Not Applicable)
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


















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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On September 30, 1999, Unit Corporation (the "Company") completed the acquisition of 13 land contract drilling rigs and related equipment from Parker Drilling Company and Parker Drilling Company North America, Inc. (the "Sellers"). Under the terms of this acquisition, the Sellers received 1,000,000 shares of the Company's common stock and $40,000,000 in cash. The consideration paid by the Company was determined through arms-length negotiations between the parties.

     The cash portion of the consideration paid was funded through an offering of 7,000,000 shares of the Company's common stock which closed on September 29, 1999. The net proceeds received by the Company from the offering were $50,435,000.

     The material terms and conditions of the acquisition are set forth in an Asset Purchase Agreement, dated August 12, 1999, which has been included as an exhibit to the Company's Form 8-K, filed with the Securities and Exchange Commission on September 27, 1999.

     The acquired drilling rigs are currently located in Texas, Louisiana, Utah and Wyoming. In addition, the Company, through a wholly owned subsidiary, expects to employ approximately 160 people previously employed by the Sellers in operating the rigs. Certain information concerning the acquired rigs is set forth in the following table:

                                            Approximate
                                               Depth
                                             Capability
                Type of Rig                    (feet)
               ____________                 ___________

               Ideco E-3000                    30,000
               OIME E-3000                     30,000
               OIME E-3000                     30,000
               OIME E-3000                     30,000
               OIME E-3000                     30,000
               OIME E-4000                     40,000
               OIME E-2000                     20,000
               Continental Emsco D-3 E         16,000
               Continental Emsco C-1 E         20,000
               Continental Emsco D-3 E         16,000
               Continental Emsco C-1 E         20,000
               Continental Emsco C-1 E         20,000
               OIME E-2000                     25,000














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ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) and(b)   Financial Statements of Business Acquired and Pro Forma
                  Financial Information

                  It is impracticable to provide the financial statements and pro forma financial information related to the acquisition of the assets from the Sellers at the time of this filing. The information required to be reported shall be filed by an amendment to this report on or before December 14, 1999.

     (c)          Exhibits

                  Asset Purchase Agreement dated August 12, 1999, by and between Unit Corporation, Parker Drilling Company North America,
                  Inc. and Parker Drilling Company (incorporated herein by reference to Exhibit 99.1 to the Company's current report on Form 8-K dated September 23, 1999.


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 8, 1999


                         Unit Corporation

                         /S/ JOHN G. NIKKEL

                         By: John G. Nikkel
                         President